UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2007
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation (State or other jurisdiction of incorporation)	000-50231 (Commission File Number)	52-0883107 (IRS Employer Identification Number)

3900 Wisconsin Avenue, NW
Washington, DC	20016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 202-752-7000
(Former Name or Former Address, if Changed Since Last Report):
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 9, 2007, Fannie Mae (formally known as the Federal National Mortgage Association), filed a Form 8-K furnishing its news release relating to its filing of its Forms 10-Q for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007. Fannie Mae is amending the original Form 8-K to conform the news release included as Exhibit 99.1 of the original Form 8-K to the news release issued on the morning of November 9, 2007.
Item 2.02 Results of Operation and Financial Condition
          On November 9, 2007, Fannie Mae (formally known as the Federal National Mortgage Association) issued a news release reporting its filing of its Forms 10-Q for the quarter ended March 31, 2007, the quarter ended June 30, 2007 and the quarter ended September 30, 2007, and its financial results for the quarter and nine months ended September 30, 2007. The news release, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.
          The information in this report, including the exhibit submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent, if any, expressly set forth by specific reference in that document.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By	/s/ Stephen M. Swad
Stephen M. Swad
Executive Vice President and Chief Financial Officer

Date: November 9, 2007

EXHIBIT INDEX
The following exhibit is submitted herewith:

Exhibit Number	Description of Exhibit
99.1	News release, dated November 9, 2007

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